UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2011

Integra LifeSciences Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey		08536
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-275-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 31, 2011, Integra LifeSciences Holdings Corporation (the "Company") issued a press release announcing financial results for the quarter ended September 30, 2011 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. In the financial statements portion of the Press Release, the Company has included a reconciliation of GAAP revenues to adjusted revenues for the quarter ended September 30, 2011, and GAAP net income to adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA excluding stock-based compensation, GAAP net income to adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share used by management for the quarters ended September 30, 2011 and 2010, as well as GAAP net income to adjusted net income and GAAP earnings per diluted share to adjusted earnings per diluted share used by management for guidance for the year ending December 31, 2011.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Discussion of Adjusted Financial Measures

In addition to our GAAP results, we provide adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share. Adjusted revenues consist of growth in total revenues excluding the effects of currency exchange rates on the current period’s revenues. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) depreciation and amortization, (ii) other income (expense), net, (iii) interest income and expense, (iv) income taxes, (v) those operating expenses also excluded from adjusted net income and, as appropriate (vi) stock-based compensation expense. The measure of adjusted net income consists of GAAP net income, excluding: (i) acquisition-related charges; (ii) certain employee termination and related charges; (iii) intangible asset impairment charges; (iv) charges associated with discontinued product lines; (v) systems implementation charges; (vi) facility consolidation, manufacturing and distribution transfer charges**; (vii) charges related to restructuring our European entities; (viii) charges related to extending our Chief Executive Officer’s employment contract; (ix) expenses related to issuance costs in connection with the revised credit agreement; (x) expenses related to our Chief Operating Officer joining the Company; (xi) expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility; (xii) non-cash amortization of imputed interest for convertible debt; (xiii) intangible asset amortization expense; and (xiv) income tax expense related to above adjustments, quarterly adjustments to income tax expense related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items that affected the reported tax rate. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. Reconciliations of GAAP revenues to adjusted revenues for the quarter ended September 30, 2011 and GAAP net income to adjusted EBITDA, adjusted EBITDA excluding stock-based compensation and adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share for the quarters ended September 30, 2011 and 2010 appear in the financial tables in the Press Release.

The Company believes that the presentation of adjusted revenues and the various adjusted EBITDA, adjusted net income and adjusted earnings per diluted share measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Management uses non-GAAP financial measures in the form of adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company’s acquisition, integration, and restructuring activities, and for which some of the amounts are non-cash in nature, provides a supplemental measure of our operating results that facilitates comparability of our operating performance from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of our Company.

Adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share are significant measures used by management for purposes of:

• supplementing the financial results and forecasts reported to the Company’s board of directors;
• evaluating, managing and benchmarking the operating performance of the Company;
• establishing internal operating budgets;
• determining compensation under bonus or other incentive programs;
• enhancing comparability from period to period;
• comparing performance with internal forecasts and targeted business models; and
• evaluating and valuing potential acquisition candidates.

The measure of adjusted revenues that we report reflects the growth in total revenues for the quarter ended September 30, 2011, adjusted for the effects of currency exchange rates on current period revenues. We provide this measure because changes in foreign currency exchange rates can distort our revenue growth favorably or unfavorably, depending upon the strength of the U.S. dollar in relation to the various foreign currencies in which we generate revenues. We generate significant revenues outside the United States in multiple foreign currencies including euros, British pounds, Swiss francs and Australian and Canadian dollars. We believe this measure provides useful information to determine the success of our international selling organizations in increasing sales of products in their local currencies without regard to fluctuations in currency exchanges rates, which we have no control over.

The measure of adjusted net income reflects GAAP net income adjusted for one or more of the following items, as applicable:

• Acquisition-related charges. Acquisition-related charges include up-front fees and milestone payments that are expensed as incurred in connection with acquiring licenses or rights to technology for which no product has been approved for sale by regulatory authorities and such approval is not reasonably assured at the time such up-front fees or milestone payments are made, and in-process research and development charges when accounting rules require them to be expensed, inventory fair value purchase accounting adjustments, and legal, accounting and other outside consultants expenses directly related to acquisitions. Inventory fair value purchase accounting adjustments consist of the increase to cost of goods sold that occur as a result of expensing the "step up" in the fair value of inventory that we purchased in connection with acquisitions as that inventory is sold during the financial period. Although recurring given the ongoing character of our development and acquisition programs, these acquisition and in-licensing related charges are not factored into the evaluation of our performance by management after completion of development programs or acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our development and acquisition transactions as well as the level of inventory on hand at the time of acquisition.

• Certain employee termination and related charges. Certain employee termination and related charges consist of charges related to certain significant reductions in force that are not initiated in connection with facility consolidations or manufacturing transfers and senior management level terminations. Management excludes these items when evaluating the Company’s operating performance because these amounts do not affect our core operations and because of the infrequent and/or large scale nature of these activities.

• Intangible asset impairment charges. This represents impairment charges recorded against various intangible assets, including completed or core technology, customer relationships, and tradenames. Such impairments result primarily from management decisions to discontinue or significantly reduce promoting certain product lines or tradenames, the inability to incorporate existing product technologies into product development programs, and other circumstances. Management excludes this item when evaluating the Company’s operating performance because of the infrequent and non-cash nature of this activity.

• Charges associated with discontinued product lines. These charges represent charges taken in connection with product lines that the Company discontinues. Management excludes this item when evaluating the Company’s operating performance because discontinued products do not provide useful information regarding the Company’s prospects for future performance.

• Systems implementation charges. Systems implementation charges consist of the non-capitalizable portion of internal labor and outside consulting costs related to the implementation of a global enterprise resource planning ("ERP") system. We have inherited many diverse business processes and different information systems through our numerous acquisitions. Accordingly, we are undertaking this initiative in order to standardize business processes globally and to better integrate all of our existing and acquired operations using one information system. Although recurring in nature given the expected timeframe to complete the implementation for our existing operations and our expectation to continue to acquire new businesses and operations, management excludes these charges when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company’s implementation activities. In addition, with the global ERP project entering the application development phase, more costs of the project will be capitalized and, therefore, are not comparable to earlier periods.

• Facility consolidation, manufacturing and distribution transfer charges. These charges, which include employee termination and other costs associated with exit or disposal activities, costs related to transferring manufacturing and/or distribution activities to different locations, result from rationalizing and enhancing our existing manufacturing, distribution and administrative infrastructure. Some of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature given management’s ongoing review of the efficiency of our manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company’s rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.

• Charges related to restructuring our European entities. These amounts represent charges recorded in operating or non-operating expenses such as levies and fees paid to government authorities, legal, tax, accounting and consulting fees, and foreign currency gains and losses related to intercompany loan agreements incurred directly as a result of reorganizing our European entities and transfers of business assets between these legal entities. Management excludes this item when evaluating the Company’s operating performance because they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our legal entity restructuring activities.

• Charges related to extending our Chief Executive Officer’s employment contract. This charge was recognized in the second quarter of 2011 upon the grant of contract stock units that were fully vested at the time of the grant on May 17, 2011. Management excludes this item when evaluating the Company’s operating performance because of the infrequent and non-cash nature of this item.

• Expenses related to issuance costs in connection with the revised credit agreement. These expenses related to (i) the remaining unamortized balance of previously capitalized issuance costs relating to certain lenders who are no longer parties to our revised senior credit facility and (ii) a portion of the new issuance costs in connection with amending the credit facility. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature of this item.

• Charges related to our Chief Operating Officer joining the Company. These amounts represent expenses incurred in connection with the hiring of our Chief Operating Officer, primarily related to the grant of contract stock units that were fully vested on the grant date. Management excludes this item when evaluating the Company‘s operating performance because of the infrequent nature of this activity.

• Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility. Management excludes this item when evaluating the Company’s operating performance because of the infrequent nature and the magnitude of this item.

• Non-cash amortization of imputed interest for convertible debt. The convertible debt accounting requires separate accounting for the liability and equity components of the Company’s convertible debt instruments, which may be settled in cash upon conversion, in a manner that reflects an applicable nonconvertible debt borrowing rate at the time that we issued such convertible debt instruments. Management excludes this item when evaluating the Company’s operating performance because of the non-cash nature of the expense.

• Intangible asset amortization expense. Management excludes this item when evaluating the Company’s operating performance because it is a non-cash expense.

• Income tax expense related to (i) the above adjustments and (ii) quarterly adjustments to income tax expense related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items that affected the reported tax rate.

(i) Income tax expense is adjusted by the amount of additional tax expense that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.

(ii) Income tax expense in the current quarter is adjusted by the cumulative impacts in that quarter of changes in income tax rates (statutory and estimated effective tax rates) and certain other infrequently occurring items that relate to prior periods. Management excludes these items when evaluating the Company’s current quarter operating performance because the cumulative impact in the current quarter of these items applies to prior periods and thus distorts the Company’s adjusted income tax rate in the current quarter. The year-to-date adjusted net income and adjusted diluted earnings per share measures are not adjusted by these items, as the cumulative impacts are properly reflected in the year-to-date adjusted results.

Adjusted revenues, adjusted EBITDA, adjusted EBITDA excluding stock-based compensation, adjusted net income, and adjusted earnings per diluted share are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the revenues, costs or benefits associated with the operations of the Company’s business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company expects to continue to acquire businesses and product lines and to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these revenue adjustments or costs are unusual, infrequent or non-recurring. Some of the limitations in relying on the adjusted financial measures are:

• The Company periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the Company’s available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.

• The Company has initiated a long term effort to implement a global enterprise resource planning system, and we expect to continue to incur significant systems implementation charges until that effort is completed. These costs can directly impact the amount of the Company’s available funds and reduce GAAP net income.

• All of the adjustments to GAAP net income have been tax affected at the Company’s actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP net income.

In the financial tables portion of the Press Release, the Company has included a reconciliation of GAAP reported revenues to adjusted revenues for the quarter ended September 30, 2011 and GAAP net income to adjusted EBITDA and adjusted EBITDA excluding stock-based compensation, GAAP net income to adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share used by management for the quarters ended September 30, 2011 and 2010. Also included are reconciliations for future periods.

** Effective starting in the fourth quarter of 2011, the Company will report certain costs to transfer production of its collagen products from its existing manufacturing facility in Plainsboro to a new manufacturing facility in Plainsboro and its existing manufacturing facility in Anasco, Puerto Rico in the "facility consolidation, manufacturing and distribution transfer charges" adjustment category. These costs were not previously adjusted out in the calculation of our adjusted net income or various adjusted EBITDA measures. Accordingly, our adjusted net income and adjusted net income per diluted share estimates for the year-ended December 31, 2011 reflect this change for the fourth quarter of 2011 only.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Press Release issued on October 31, 2011 by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release with attachments, dated October 31, 2011, issued by Integra LifeSciences Holdings Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation

October 31, 2011	By:	John B. Henneman, III

Name: John B. Henneman, III
Title: Executive Vice President, Finance and Administration, and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release with attachments, dated October 31, 2011, issued by Integra LifeSciences Holdings Corporation